                                            The deleted portions of this Exhibit
                                                contain confidential information
                                         and have been filed separately with the
                                              Securities and Exchange Commission

                                                                    Exhibit 10.4
AMGEN(R)
                                    PRODUCT PURCHASE AGREEMENT
                                    NATIONAL MEDICAL CARE, INC.
--------------------------------------------------------------------------------
This Agreement ("Agreement"), between Amgen Inc. ("Amgen") and National Medical Care, Inc., including its subsidiaries and affiliates that are at least fifty and one-tenth percent (50.10%) owned by National Medical CARE, Inc. listed on Appendix C, (collectively, "NMC"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) by NMC.

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as January 1, 1999 ("Commencement Date") through December 31, 1999 ("Termination Date").

2. QUALIFYING PURCHASES. All terms contained herein apply only to purchases made hereunder, at the prices set forth herein, as confirmed by Amgen ("Qualified Purchases"), by NMC and, subject to the terms of Section 13, to all affiliates opened, acquired, or managed by NMC during the Term, for so long as such affiliates remain at least fifty and one-tenth percent (50.10%) owned or managed by National Medical Care, Inc. ("Affiliates"), through wholesalers authorized by Amgen to participate in the program ("Authorized Wholesalers"). In addition, and also subject to the terms of Section 13, Affiliates of Renaissance Health Care, Clinic, Inc., Optimal Renal Care, L.L.C., and/or any joint venture of NMC in which NMC holds at least a fifty and one-tenth percent (50.10%) ownership interest, will also be eligible to participate. Amgen agrees to approve Authorized Wholesalers adequate to meet NMC's needs.

3.  PRICING.  See Appendix A.

4. PAYMENT TERMS. During the Term, Amgen grants NMC and Affiliates payment terms of **DELETED** for EPOGEN(R) purchased through any Authorized Wholesaler.

5. PRODUCT ACQUISITION COSTS. As long as NMC and Affiliates are the **DELETED**, non-governmental, freestanding dialysis center (including home dialysis affiliates) purchaser of EPOGEN(R) in the United States and Puerto Rico during the Term, on an annual, calendar year basis, Amgen commits that this Agreement provides NMC and Affiliates with the **DELETED** for EPOGEN(R) available to any freestanding dialysis center purchaser in the United States and Puerto Rico with comparable growth and percentage of patients with hematocrit levels greater than or equal to **DELETED**. If NMC and Affiliates are not the **DELETED**, non-governmental, freestanding dialysis center purchaser of EPOGEN(R) in the United States and Puerto Rico during the Term, on a calendar year basis, Amgen may provide **DELETED** for EPOGEN(R) to **DELETED**, non-governmental, freestanding dialysis center purchaser(s). Qualification as a freestanding dialysis center shall be determined by Amgen in its reasonable discretion, in accordance with Amgen's customer classification policies, which generally classify freestanding dialysis centers as independent, exclusive providers of dialysis services, which (a) may not obtain EPOGEN(R) from or through a hospital, or (b) are not otherwise affiliated with a hospital, nursing home, or integrated health care system. This commitment excludes **DELETED** available to any governmental entities, or prices/costs mandated by Title 38 (Veterans' Benefits) or Title 42 (The Public Health and Welfare) of the United States Code, or any other federal or state health care program. Amgen's agreement to make this commitment is contingent upon its ability to comply with all federal, state, local and military laws, statutes and regulations.

6. MINIMUM PRODUCT PURCHASE AGREEMENT. NMC and Affiliates agrees to purchase a minimum of **DELETED** of EPOGEN(R) from Amgen hereunder during each consecutive calendar quarter during the Term.

7. DISCOUNT. Amgen will pay discounts and incentives in accordance with the schedule and terms set forth in Appendix A and Appendix B attached hereto.

8. PAYMENT OF DISCOUNT. Any discount earned hereunder shall be calculated in accordance with this Agreement, based on Qualified Purchases, using **DELETED** as the calculation price, and shall be paid in the form of a wire transfer to NMC's corporate headquarters, except as otherwise provided. Amgen will base its calculations of any discounts on **DELETED**, adjusted for any differences and subject to Amgen's verification of all figures submitted by NMC and Affiliates. NMC and Affiliates shall make available to Amgen any records concerning NMC's and Affiliates' purchase amounts that Amgen or its auditors may reasonably request. Amgen shall make available to NMC any records concerning NMC's and Affiliates' purchase amounts that NMC or its auditors may reasonably request. Upon vesting, Amgen will use its best efforts to make such discount available within **DELETED** business days following receipt by Amgen of data, in a format indicated on Appendix B, detailing NMC's and Affiliates' EPOGEN(R) purchases for the relevant period, along with any other data required by the terms of Appendix A, contingent upon Amgen's verification and reconciliation of such data as set forth in Appendix B attached hereto. In no event shall Amgen pay any discount on EPOGEN(R) distributed by NMC or Affiliates to non-Affiliates of NMC (see Section 2 for definition of Affiliates). Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that National Medical Care, Inc. and/or any of its subsidiaries or Affiliates (the "Acquiree") is acquired by another entity or a change of control otherwise occurs with respect to the Acquiree, any discount which may have been earned hereunder prior to the effective date of the acquisition shall vest, and shall be paid in the form of a wire transfer to NMC's corporate headquarters subject to the conditions described herein.

9. TREATMENT OF DISCOUNT. The parties agree that they will account for any discount earned hereunder in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations, and if required by such statutes or regulations (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and c) provide, upon request by the U.S. Department of Health and Human Services or a state agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. NMC agrees that it will advise all Affiliates, in writing, of any discount received by NMC's corporate headquarters hereunder with respect to purchases made by such Affiliates and that NMC will advise said Affiliates as to their requirement to account for any such discount in accordance with the above stated requirements.

10. COMMITMENT TO PURCHASE. NMC and Affiliates agrees to purchase EPOGEN(R) for all of its dialysis use requirements in the United States and Puerto Rico for recombinant human erythropoietin. Amgen agrees to make such EPOGEN(R) available to NMC and Affiliates through its Authorized Wholesalers. In addition to other remedies available to NMC and Affiliates, NMC and Affiliates may purchase another brand of recombinant human erythropoietin for its dialysis use requirements in the United States and Puerto Rico if, and only if, NMC and Affiliates have informed Amgen, in writing, that NMC and Affiliates are unable to acquire sufficient amounts of EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements, and Amgen by itself, or through its Authorized Wholesalers, is actually unable to supply NMC and Affiliates with their reasonable dialysis use requirements of EPOGEN(R) within the time period reasonably required by NMC and Affiliates, which, in no event shall be less than five (5) business days after Amgen's receipt of NMC's and Affiliates' written notice. If the preceding requirements are met, NMC and Affiliates shall only be allowed to purchase another brand of recombinant human erythropoietin for the time period, and to the extent, that Amgen is unable to provide NMC and Affiliates with EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements.

11. OWN USE. NMC hereby certifies that EPOGEN(R) purchased hereunder shall be for the "own use" by NMC and the Affiliates of NMC.

12. AUTHORIZED WHOLESALERS. A complete list of NMC's and Affiliates' current Authorized Wholesalers, through whom NMC and Affiliates may purchase EPOGEN(R) hereunder is attached as Appendix D. NMC and Affiliates agrees to promptly provide Amgen with any additions, deletions, or changes to the initial list of Authorized Wholesalers. Amgen requires no less than thirty (30) days notice before the effective date of change for any addition or deletion of Authorized Wholesalers hereunder. Any proposed changes to the initial list of Authorized Wholesalers must be in writing and are subject to reasonable approval by Amgen.

13. SUBSIDIARIES AND AFFILIATES. Within thirty (30) days of execution of this Agreement, NMC shall provide a current listing of all Affiliates, and other entities, that will be participating in this Agreement, designating which Affiliates are owned and/or managed by NMC. Such listing shall be incorporated into this Agreement as Appendix C. Only those entities listed on Appendix C shall be eligible to participate in this Agreement. Any NMC managed Affiliate, or other entity with an existing contract, may participate in either their existing agreement with Amgen, or this Agreement, but not both. Each managed Affiliate or entity must declare under which single Amgen contract it will participate. Only Qualified Purchases under this Agreement will be used in the calculation of pricing, discounts or other incentives under this Agreement. NMC will notify Amgen of changes to Appendix C, and the effective date of change. Such effective date of change may not be earlier than the date the notice is received by Amgen. Any proposed change to Appendix C shall be subject to the reasonable approval of Amgen based upon Amgen's then current legal and contractual requirements, and such proposed affiliate's classification as a freestanding dialysis center or a home dialysis support facility.

14. BREACH OF AGREEMENT. Either party may terminate this Agreement for a material breach upon thirty (30) days advance written notice provided such breach remains uncured at the end of the thirty (30) day period.

15. CONFIDENTIALITY. Both Amgen and NMC agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law or court order.

16. WARRANTIES. Each party represents and warrants to the other that this Agreement (a) has been duly authorized, executed, and delivered by it, (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. NMC represents and warrants that it has the power to bind National Medical Care, Inc. and the subsidiaries and owned Affiliates listed on Appendix C to the terms contained herein. NMC shall cause each managed Affiliate to be bound by the terms and conditions of this Agreement through the execution of a joinder agreement executed between NMC and each such managed Affiliate.

17. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Delaware and the parties submit to the jurisdiction of Delaware courts, both state and federal.

18. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given or made when delivered in person or when received by the other party sent by U.S. Mail, return receipt requested, at the respective party's address set forth below or at such other address as the party shall have furnished to the other in accordance with this provision.

19. COMPLIANCE WITH HEALTH CARE PRICING LEGISLATION AND STATUTES. Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that materially reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for EPOGEN(R), either party may initiate good faith negotiations to modify this Agreement. If after forty-five (45) days the parties are unable to in good faith mutually agree to modifications to this Agreement,
(a) either party may terminate this Agreement immediately, or (b) Amgen may exclude any owned or managed Affiliates from participating in this Agreement unless such owned or managed Affiliate(s) certifies in writing that they are, or will be, exempt from the provisions of such enacted law or regulation. Additionally, in order to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its reasonable discretion, to exclude any owned or managed Affiliates from the pricing, discount, and incentive provisions of this Agreement. In the event there is a future change in Medicare, Medicaid, or other federal or state statutes or regulations or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue and shall be amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute and regulation.

20. MISCELLANEOUS. No modification of this Agreement shall be effective unless made in writing and signed by a duly authorized representative of each party. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter hereof and supersedes all prior written and oral agreements and understandings pertaining hereto including without limitation, the Terminated Agreement. Neither party shall have the right to assign this Agreement to a third party without the prior written consent of the other party. Neither party shall be liable for delays in performance and nonperformance of this Agreement or any covenant contained herein caused by fire, flood, storm, earthquake or other act of God, war, rebellion, riot, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, act of government authority, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party. However, during any time of nonperformance by Amgen which involves NMC's and Affiliates' inability to obtain sufficient EPOGEN(R) to meet NMC's and Affiliates' reasonable dialysis use requirements, **DELETED** for such nonperformance **DELETED** and NMC and Affiliates may purchase EPOGEN(R) from another supplier. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitutes one and the same agreement. Amgen reserves the right to rescind this offer if the parties fail to execute this Agreement within thirty (30) days from the date of its offering.

PLEASE RETAIN ONE FULLY EXECUTED ORIGINAL FOR YOUR RECORDS AND RETURN THE OTHER FULLY EXECUTED ORIGINAL TO AMGEN.

The parties executed this Agreement as of the dates set forth below.

AMGEN INC.
a Delaware corporation
One Amgen Center Drive
Thousand Oaks, CA  91320-1799

Signature:        /s/ D.Z. Mallon
                  Dorothea Z. Mallon
                  National Account Manager
Date:             3/11/99


NATIONAL MEDICAL CARE, INC.
a Delaware corporation
Two Ledgemont Center-95 Hayden Avenue
Lexington, MA  02173

Signature:        /s/ James V. Luther
                  James V. Luther
                  Assistant Treasurer
Date:             3/11/99

                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

1. PRICING. NMC and Affiliates may purchase EPOGEN(R) through Authorized Wholesalers at a guaranteed **DELETED**. Resulting prices do not include any wholesaler markup, service fees, or other charges. The following table is illustrative of prices in effect at the time this Agreement is presented.

                                                                            GUARANTEED
                                                           CURRENT          DISCOUNT % Off
EPOGEN(R) ITEM NUMBER                                      **DELETED**      PREVAILING       RESULTING
(NDC)                     DESCRIPTION                      (PACK)           **DELETED**      PRICE (PACK)
                                                           A                B                A - (A x B)

S2      55513-126-10      2,000 Unit Single Dose vial      **DELETED**      **DELETED**      **DELETED**
                  2,000 Units/mL,1 mL vial, 10 vials/pack, 10 packs/case

S3      55513-267-10      3,000 Unit Single Dose vial      **DELETED**      **DELETED**      **DELETED**
                  3,000 Units/mL,1 mL vial,10 vials/pack, 10 packs/case

S4      55513-148-10      4,000 Unit Single Dose vial      **DELETED**      **DELETED**      **DELETED**
                  4,000 Units/mL,1 mL vial,10 vials/pack, 10 packs/case

S10     55513-144-10      10,000 Unit Single Dose vial     **DELETED**      **DELETED**      **DELETED**
                  10,000 Units/mL,1 mL vial,10 vials/pack, 10 packs/case

M10     55513-283-10      20,000 Unit Multidose vial       **DELETED**      **DELETED**      **DELETED**
                  10,000 Units/mL, 2 mL vial,10 vials/pack, 4 packs/case

M20     55513-478-10      20,000 Unit Multidose vial       **DELETED**      **DELETED**      **DELETED**
                  20,000 Units/mL,1 mL vial,10 vials/pack, 4 packs/case

2. **DELETED**. NMC and Affiliates agrees to provide **DELETED** for the purposes of calculating the **DELETED**. Amgen will accept the **DELETED**, multiply each **DELETED** by **DELETED**, and apply the converted results to **DELETED**. Notwithstanding the foregoing, **DELETED**. Amgen will accept electronic data from the lab systems that service each owned or managed Affiliate. For NMC to qualify for the **DELETED** the following requirements must be met:

A. REQUIREMENTS: In order to participate in the **DELETED**, NMC and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen, on a **DELETED** basis, no later than **DELETED** days after the end of **DELETED**:

i) all **DELETED** for each dialysis patient, the date of each test, and a consistent, unique, alpha-numeric identifier (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), along with the name, address and phone number of the particular owned or managed Affiliate at which each patient received treatment (collectively the "Data"). Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential. The **DELETED** results must be derived from **DELETED** taken immediately before dialysis treatment using any automated **DELETED** testing method **DELETED**, must be reported to the **DELETED**, and must be submitted in a format acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred, and

ii) a properly executed "Certification Letter", a sample of which is attached hereto as Exhibit #1, that will be provided to NMC's corporate headquarters, unless otherwise requested, before each payment period.

b. CALCULATION: Assuming NMC and Affiliates have fulfilled all requirements as described in Section 2(a) above, NMC's **DELETED** payment will be calculated as follows:

The "Average Patient **DELETED**" for each dialysis patient will be based upon the average of all **DELETED** test results gathered for each patient during each **DELETED** of the Term. The **DELETED** of all dialysis patients with Average Patient **DELETED** greater than or equal to **DELETED**, will be determined by dividing the total number of dialysis patients with Average Patient **DELETED** greater than or equal to **DELETED** by the total number of dialysis patients treated by NMC and Affiliates. The **DELETED** will be calculated based on NMC's and Affiliates' overall performance in accordance with Amgen's discount calculation policies. **DELETED**.

c. PAYMENT: NMC's **DELETED** will be calculated on a **DELETED** basis and paid to NMC's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the Certification Letters and all required Data for the corresponding **DELETED**. Data shall be submitted to Amgen **DELETED**. If Data is received **DELETED**, NMC will not qualify for the **DELETED** for that **DELETED**. **DELETED** payments will be based upon the Data received for the **DELETED**, and will equal a percentage of NMC's and Affiliates' total EPOGEN(R) purchases during that **DELETED** as governed by the **DELETED** schedule listed below. Notwithstanding the foregoing, payment for any period during the Term that is not equivalent to a complete **DELETED**, will be based on an average of the Data that is available for that period. Amgen reserves the right to modify the **DELETED** if the EPOGEN(R) package insert language changes.

**DELETED** OF ALL DIALYSIS PATIENTS                                    **DELETED**
WITH AVERAGE PATIENT **DELETED** GREATER THAN OR EQUAL TO **DELETED**   **DELETED** PERCENTAGE
PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT
-----------------------------------------------------------             ----------------------
         **DELETED**    -     Over                                      **DELETED**
         **DELETED**    -     **DELETED**                               **DELETED**
         **DELETED**    -     **DELETED**                               **DELETED**
         **DELETED**    -     **DELETED**                               **DELETED**
         **DELETED**    -     **DELETED**                               **DELETED**
         **DELETED**    -     **DELETED**                               **DELETED**

d. VESTING: The **DELETED** will vest on the **DELETED** of the corresponding **DELETED**.

3. **DELETED**. NMC may qualify for the **DELETED** as described below.

a. CALCULATION: NMC's **DELETED** will be calculated in accordance with the following formula.

                                  **DELETED**
                  where

         A =    **DELETED** during the Term by NMC and all Affiliates.
         B =    A percent in accordance with the table listed below.
         C =    **DELETED** during the Term by NMC and all Affiliates as listed on Appendix C on the Commencement Date of this Agreement.
         D =    **DELETED** by NMC and those same Affiliates as listed on
                Appendix C on the Commencement Date of this Agreement for the same time period during the previous year.

         **DELETED**
         **DELETED**                **DELETED**
         --------------------------------------
         **DELETED**  -Over         **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**

For the purposes of calculating **DELETED** increases, Amgen will incorporate purchases of **DELETED**.

b. VESTING: NMC's **DELETED** shall vest **DELETED** based upon **DELETED** and shall be paid in accordance with the time frames set forth in Appendix B.

4. **DELETED**.

                APPENDIX B: PURCHASE DATA VERIFICATION PROCEDURE

1. VERIFICATION OF PURCHASE DATA. NMC and Amgen agree to follow the verification and reconciliation procedure as set forth below so that the parties can use accurate EPOGEN(R) purchase data and can meet the payment obligations defined herein.

          (a) Each organization will designate a data analyst/coordinator as well as a backup coordinator.

          (b) Each **DELETED** during the calendar year, **DELETED** diskettes of year-to-date EPOGEN(R) purchase data to **DELETED** via express mail. The diskettes for the periods listed below should be received by **DELETED** as follows:

         Data Period                                 Due Date
         -----------                                 --------

         January 1 - March 31                        April 30
         January 1 - June 30                         July 31
         January 1 - September 30                    October 31
         January 1 - November 30                     December 11
         January 1 - December 31 (Verified)          January 17

          (c) Once Amgen receives the data diskette as described above, the following verification and reconciliation schedule will be implemented by both organizations:

                  Day 1:   **DELETED**.
                  Day 3:   **DELETED**.
                  Day 5:   **DELETED**.
                  Day 6:   **DELETED**.
                  Day 8:   **DELETED**.
                  Day 9:   **DELETED**.
                  Day 10:  **DELETED**.

          (d) **DELETED**.

               APPENDIX C: LIST OF NMC SUBSIDIARIES AND AFFILIATES


                                  SUBSIDIARIES:
                                  -------------

       Bio-Medical Applications Management Co., Inc. and its subsidiaries

                                   Erika, Inc.

                               Infusion Care, Inc.

                                 LifeChem, Inc.

                  National Medical Care HomeCare Division, Inc.

                         Renal Research Institute, Inc.

                            Spectra Renal Management

                                   AFFILIATES:
                                   -----------

                           See Contract List Attached

TO ENSURE YOU RECEIVE THE APPROPRIATE DISCOUNT, IT IS IMPORTANT THAT WE HAVE YOUR CURRENT LIST OF AUTHORIZED WHOLESALERS. THE FOLLOWING LIST REPRESENTS THE WHOLESALERS AMGEN CURRENTLY HAS ASSOCIATED WITH YOUR CONTRACT. PLEASE UPDATE THE LIST BY ADDING OR DELETING WHOLESALERS AS NECESSARY.

Bergen Brunswig Corporation
4000 Metropolitan Drive
Orange, CA 92668

J.M. Blanco Inc.
Calle D - Lote No. 21
Guaynabo, PR 00965

Metro Medical Supply, Inc.
3332 Powell Avenue
Nashville, TN 37204

Bellco Drug Corporation
101 East Hoffman Avenue
Lindenhurst, NY 11757

                                                                      EXHIBIT #1

                           SAMPLE CERTIFICATION LETTER

Month X, 199X

FSDC Legal Name
Street Address
City, ST Zip

RE:  Amgen Agreement No. XXXXXX

Dear ____________:

Thank you for your participation in the **DELETED** Program. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of your incentive. If we do not receive the executed certification, we cannot provide you with this incentive.

If you have any questions regarding this letter please contact me at (805) **DELETED**. Thank you for your assistance in returning this certification.

Sincerely,

**DELETED**
FSDC Market Segment Manager


CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in the **DELETED** under Agreement No. XXXXXX, the undersigned hereby certifies that the **DELETED** data submitted for each eligible Affiliate during this **DELETED** includes the required **DELETED** results from all dialysis patients of such Affiliate, and does not include **DELETED** results from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted **DELETED** data is incorrect, and (ii) is authorized to make this certification on behalf of all eligible Affiliates submitting **DELETED** data.

FSDC LEGAL NAME

Signature:        _____________________________
Print Name:       _____________________________
Print Title:      _____________________________
Date:             _____________________________

AMGEN(R)            AMENDMENT #1 DATED APRIL 23, 1999 TO AGREEMENT NO.  19984813
--------------------------------------------------------------------------------
Effective April 1, 1999 the undersigned hereby agree to amend the Product Purchase Agreement referenced above ("Agreement") between Amgen and NMC as follows:

SECTION 4 OF THE AGREEMENT, ENTITLED "PAYMENT TERMS", SHALL BE AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

4. PAYMENT TERMS. The terms and conditions of this Agreement shall apply whether NMC and/or Affiliates purchase EPOGEN(R) through an Authorized Wholesaler or from Amgen directly.

THE FOLLOWING SECTIONS UNDER APPENDIX A OF THE AGREEMENT SHALL BE AMENDED AND RESTATED IN THEIR ENTIRETY AS FOLLOWS:


                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS


2. **DELETED**. NMC and Affiliates agree to provide **DELETED** for the purposes of calculating the **DELETED**. Amgen will accept the **DELETED**, multiply each **DELETED** by **DELETED**, and apply the converted results to **DELETED**. Notwithstanding the foregoing, **DELETED**. Amgen will accept electronic data from the lab systems that service each owned or managed Affiliate. For NMC to qualify for the **DELETED** the following requirements must be met:

a. REQUIREMENTS: In order to participate in the **DELETED**, NMC and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen, on a **DELETED** basis, no later than **DELETED** days after the end of **DELETED**:

         i) facility ID, patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), **DELETED** EPOGEN(R), **DELETED** flag, treatment date, **DELETED** reading, **DELETED** flag, **DELETED** reading, **DELETED** flag, calculated
**DELETED** value, and **DELETED** (collectively the "Data"). Amgen may utilize the Data for any purpose, and reserves the right to audit all Data. Under no circumstances should the Data include any patient identifiable information including, without limitation, name, complete social security number, address or birth date. The identity of the account submitting the Data and any association with the Data will remain confidential. The **DELETED** must be derived from **DELETED** taken immediately before dialysis treatment using any automated **DELETED** testing method **DELETED**, must be reported to the **DELETED**, and must be submitted in a format acceptable to Amgen. Hand written reports are not acceptable; electronic submission of the Data is preferred, and

         ii) a properly executed "Certification Letter", a sample of which is attached hereto as Exhibit #1, that will be provided to NMC's corporate headquarters, unless otherwise requested, before each payment period.

b. CALCULATION: Assuming NMC and Affiliates have fulfilled all requirements as described in Section 2(a) above, NMC's **DELETED** payment will be calculated as follows:

The "Average Patient **DELETED**" for each dialysis patient will be based upon the average of all **DELETED** test results gathered for each patient during each **DELETED** of the Term. The **DELETED** of all dialysis patients with Average Patient **DELETED** greater than or equal to **DELETED**, will be determined by dividing the total number of dialysis patients with Average Patient **DELETED** greater than or equal **DELETED**, by the total number of dialysis patients treated by NMC and Affiliates. The **DELETED** will be calculated based on NMC's and Affiliates' overall performance in accordance with Amgen's discount calculation policies. **DELETED**.


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


c. PAYMENT: The **DELETED** will be calculated on a **DELETED** basis and paid to NMC's corporate headquarters, except as otherwise provided hereunder. Payment is contingent upon receipt by Amgen of the Certification Letters and all required Data for the corresponding **DELETED**. Data shall be submitted to Amgen **DELETED**. If Data is received **DELETED**, NMC will not qualify for the OHI for that **DELETED**. **DELETED** payments will be based upon the Data received from the previous **DELETED**, and will equal a percentage of NMC's and Affiliates' total EPOGEN(R) Qualified Purchases during that **DELETED** (exclusive of any Qualified Purchases of EPOGEN(R) made by NMC or any Affiliate not meeting the Data submission requirements described above) as governed by the **DELETED** schedule listed below. Notwithstanding the foregoing, payment for any period during the Term that is not equivalent to a complete **DELETED**, will be based on an average of the Data that is available for that period. Amgen reserves the right to modify the **DELETED** if the EPOGEN(R) package insert language changes.

**DELETED** OF ALL DIALYSIS PATIENTS                         **DELETED**
WITH AVERAGE PATIENT **DELETED** GREATER THAN OR EQUAL       **DELETED** PERCENTAGE
TO **DELETED**
PLEASE DIRECT YOUR ATTENTION TO THE EPOGEN(R) PACKAGE INSERT
------------------------------------------------------------

         **DELETED**       -        Over                      **DELETED**
         **DELETED**       -        **DELETED**               **DELETED**
         **DELETED**       -        **DELETED**               **DELETED**
         **DELETED**       -        **DELETED**               **DELETED**
         **DELETED**       -        **DELETED**               **DELETED**
         **DELETED**       -        **DELETED**               **DELETED**

VESTING: The **DELETED** will vest on the **DELETED** of the corresponding **DELETED**.


         THE FOLLOWING NEW SECTION SHALL BE ADDED TO APPENDIX A:

3. **DELETED**: NMC shall be eligible to receive an **DELETED** if certain **DELETED** are transmitted to Amgen **DELETED**. The **DELETED** will be calculated as a percentage of **DELETED** attributable to NMC and all Affiliates during that **DELETED**. In order to qualify for the **DELETED** the following **DELETED** must be submitted by NMC and all Affiliates in an **DELETED** acceptable to Amgen: Facility ID, patient ID (sufficient to consistently track an individual patient without in any way disclosing the identity of the patient), **DELETED**, **DELETED** flag, treatment date, **DELETED** reading, **DELETED** flag, **DELETED** reading, **DELETED** flag, calculated **DELETED** value, **DELETED**, and **DELETED**. Such **DELETED** Data must be submitted on a **DELETED** basis, and no later than **DELETED** after the end of each **DELETED**. If such **DELETED** Data is not submitted by NMC, any Affiliate or managed Affiliate, for any given **DELETED** of the Term, the **DELETED** attributable to those entities (NMC and /or Affiliates) **DELETED** The **DELETED** will vest on the **DELETED** of the corresponding **DELETED**, and will be paid **DELETED** thereafter.

ALL SECTIONS FOLLOWING THE ADDITION OF NEW SECTION 3(ABOVE) SHALL BE RENUMBERED SEQUENTIALLY TO ALLOW FOR THE ADDITION OF THIS NEW SECTION.

4. **DELETED**. NMC may qualify for the **DELETED** as described below.

a. CALCULATION: NMC's **DELETED** will be calculated in accordance with the following formula.


                                   **DELETED**
                  where

         A = **DELETED** during the Term by NMC and all Affiliates.

         B =      A percent in accordance with the table listed below.
         C =      **DELETED** during the Term by NMC and all Affiliates as
                  listed on Appendix C on the Commencement Date of this Agreement.
         D =      **DELETED** by NMC and those same Affiliates as listed on
                  Appendix C on the Commencement Date of this Agreement for the same time period during the previous year.

         **DELETED**
         **DELETED**                **DELETED**
         --------------------------------------
         **DELETED**-Over           **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**
         **DELETED**                **DELETED**

For the purposes of calculating **DELETED** increases, Amgen will incorporate purchases of **DELETED**.

b. VESTING: NMC's **DELETED** shall vest **DELETED** based upon **DELETED** and shall be paid in accordance with the time frames set forth in Appendix B.

Amgen reserves the right to rescind this offer if the parties fail to execute this Amendment within 30 days from the date of its offering. This will allow Amgen time to notify designated wholesalers, who also require lead time to implement the change(s).

Please retain one fully executed original for your records and return the other fully executed original to Amgen.

THE PARTIES EXECUTED THIS AMENDMENT AS OF THE DATES SET FORTH BELOW.

AMGEN INC.

Signature:        /s/  Lauren Hirsch
                  Lauren Hirsch
                  Assoc. Director, National Accounts
Date:             5/3/99

NATIONAL MEDICAL CARE, INC.

Signature:        /s/ James V. Luther
                  James V. Luther
                  Assistant Treasurer
Date:             4/28/99





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